THE EARTHGRAINS COMPANY
                            AND
                     HEINER'S BAKERY, INC.
       PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS
        THIRTY-SIX WEEK PERIOD ENDED SEPTEMBER 10, 1996
                        (Unaudited)
                      ($ In millions)


The following pro forma condensed combined statement of earnings combines The Earthgrains Company (Earthgrains or The Company) for the thirty-six week period ended September 10, 1996 and Heiner's Bakery, Inc. (Heiner's) for the thirty-six week period ended September 7, 1996. This statement has been prepared under the assumptions set forth in the accompanying notes. This statement should be read in conjunction with the separate financial statements and notes thereto of Earthgrains, included in the Company's most recent filing on Form 10-Q, and Heiner's interim financial statements included in this report. The pro forma condensed combined statement of earnings is not necessarily indicative of the future results of operations of the combined companies or the results as they might have been had the acquisition been effective on the first day of the period presented.


                                       Earthgrains                      Pro Forma
                                          Pro                          Adjustments
                                         Forma      Pro     Heiner's                 Note   Pro Forma
                          Historical    Adj.(f)    Forma   Historical    Amount    Ref.   Combined
                          ----------    -------    -----   ----------    ------    ----     --------

Net sales                  $1,120.0     $   --   $1,120.0   $  27.9       $                $1,147.9

Cost of products sold         679.3        0.8      680.1      14.7                           694.8
                           --------   --------   --------  --------                        --------
Gross profit                  440.7       (0.8)     439.9      13.2                           453.1

Marketing, distribution and
  administrative expenses     434.5        3.7      438.2       9.9         (0.2)   (a)       447.9

Provision for restructuring
  and consolidation, net        1.0        --         1.0        --          --                 1.0
                           --------   --------   --------  --------     --------           --------

Operating Income                5.2      (4.5)        0.7       3.3          0.2                4.2

Other income and expenses:
   Interest expense            (2.9)     (1.2)       (4.1)       --         (1.9)   (b)        (6.0)

   Interest income              0.7        --        (0.7)                  (0.7)    (a)         --

Other income, net               0.7        --         0.7       0.1           --                0.8
                           --------   --------   --------  --------     --------           --------
  Income (loss)
  before income taxes           3.0      (5.7)       (2.7)      4.1         (2.4)              (1.0)
                           --------   --------   --------  --------     --------           --------

Provision (benefit) for                                                      1.6     (g)
   income taxes                 2.9      (2.0)        0.9        --         (0.9)    (c)        1.6
                           --------   --------   --------  --------     ---------          --------


Net income (loss)            $  0.1   $  (3.7)    $  (3.6)    $ 4.1         (3.1)           $  (2.6)
                           ========   ========   ========  ========     ========           ========


Earnings (loss) per share   $  0.01              $  (0.36)                                  $ (0.26)
(d)                        ========               ========                                  ========

Weighted average shares
   outstanding (pro forma
   for Earthgrains prior
   to 3/27/96) (d) (e)         10.1                  10.1                                      10.1
                           ========               ========                                  ========


                    THE EARTHGRAINS COMPANY
                            AND
                     HEINER'S BAKERY, INC.
       PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS
                      FISCAL YEAR 1995
                        (Unaudited)
                      ($ In millions)


The following pro forma condensed combined statement of earnings combines The Earthgrains Company (Earthgrains or The Company) for the fifty-two week period ended January 2, 1996 and Heiner's Bakery, Inc. (Heiner's) for the fifty-two week period ended December 30, 1995. This statement has been prepared under the assumptions set forth in the accompanying notes. This statement should be read in conjunction with the separate financial statements and notes thereto of Earthgrains, included in the Company's registration statement on Form 10, and Heiner's for the fifty-two week period ended December 30, 1995 included in this report. The pro forma condensed combined statement of earnings is not necessarily indicative of the future results of operations of the combined companies or the results as they might have been had the acquisition been effective on the first day of fiscal 1995.


                                       Earthgrains                      Pro Forma
                                          Pro                          Adjustments
                                         Forma      Pro     Heiner's                 Note   Pro Forma
                          Historical    Adj.(f)    Forma   Historical    Amount    Ref.   Combined
                          ----------    -------    -----   ----------    ------    ----     ---------

Net sales                  $1,664.6     $   --   $1,664.6   $  36.1       $                $1,700.7

Cost of products sold       1,023.1        3.5    1,026.6      19.5                         1,046.1
                           --------   --------   --------  --------                        --------
Gross profit                  641.5       (3.5)     638.0      16.6                           654.6

Marketing, distribution and
  administrative expenses     639.1       21.0      660.1      12.9        (0.3)    (a)       672.7


Provision for restructuring
  and consolidation, net        9.1        --         9.1        --          --                 9.1
                           --------   --------   --------  --------     --------           --------

Operating Income               (6.7)     (24.5)     (31.2)      3.7          0.3              (27.2)

Other income and expenses:
   Interest expense            (1.9)     (5.4)       (7.3)       --         (2.7)   (b)       (10.0)

   Interest income               --        --          --       1.7         (1.7)   (a)          --

Other income, net               4.7        --         4.7       0.1          --                 4.8
                           --------   --------   --------  --------     --------           --------
  Income (loss)
  before income taxes          (3.9)    (29.9)      (33.8)      5.5         (4.1)             (32.4)
                           --------   --------   --------  --------     --------           --------

Provision (benefit) for                                                      2.2     (g)
   income taxes                 2.7     (10.8)        8.1        --         (1.6)    (c)       (7.5)
                           --------   --------   --------  --------     ---------          --------

Net income (loss)            $ (6.6)  $ (19.1)    $ (25.7)    $ 5.5         (4.7)           $ (24.9)
                           ========   ========   ========  ========     ========           ========


Earnings (loss) per share   $ (0.65)             $  (2.52)                                  $ (2.44)
(d)                        ========               ========                                  ========

Weighted average shares
   outstanding (pro forma
   for Earthgrains) (d)       10.2                  10.2                                      10.2
                           ========               ========                                  ========


                    THE EARTHGRAINS COMPANY
                             AND
                     HEINER'S BAKERY, INC.
       PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS
   THIRTY-SIX WEEK PERIOD ENDED SEPTEMBER 10, 1996 AND FISCAL YEAR
                            1995
                         (Unaudited)




Notes to Condensed Combined Statements of Earnings


(a) To eliminate interest income and expenses associated with investments, certain assets and liabilities not acquired by the Company; and reflect incremental depreciation and amortization associated with the preliminary purchase price allocation as a result of the acquisition.

(b) To reflect interest expense on incremental debt and working capital requirements.

(c)  To reflect tax effect of the proforma adjustments.

(d) The number of shares used to compute earnings (loss) per share is based on the weighted average number of company shares outstanding subsequent to 3/26/96 and the number of shares of Anheuser-Busch common stock outstanding for the period ended March 26, 1996, adjusted for an assumed distribution ratio of one share of Common Stock for every 25 shares of Anheuser-Busch common stock held on the Record Date.

(e) Earthgrains historical figures presented represent the amounts included in quarterly filings on Form 10-Q for the twelve week transition period ended March 26, 1996 plus the twenty-four week period ended September 10, 1996. Effective March 26, 1996, the Company changed its year end from the Tuesday closest to December 31 to the last Tuesday in March.

(f) Pro forma adjustments for Earthgrains have been shown for the periods prior to 3/26/96 to present combined results assuming the Company had been operating as an independent, public company from the beginning of Fiscal 1995. Such pro forma combined results for Earthgrains have been presented in the Form 10 for fiscal 1995 and in the Form 10-Q for the twelve week transition period ended March 26, 1996.

(g) Heiner's pro forma tax provision calculated in accordance with SFAS 109 "Accounting for Income Taxes", as if Heiner's had been a "C" Corporation rather than an "S" Corporation as historically presented.

         PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
                     THE EARTHGRAINS COMPANY
                             AND
                      HEINER'S BAKERY, INC.
            PRO FORMA CONDENSED COMBINED BALANCE SHEET
                       SEPTEMBER 10, 1996
                          (Unaudited)
                       ($ In millions)

The following pro forma condensed combined balance sheet combines The Earthgrains Company (Earthgrains or The Company) at September 10, 1996 and Heiner's Bakery, Inc. (Heiner's) at September 7, 1996, under the assumptions set forth in the accompanying notes. The pro forma condensed combined balance sheet should be read in conjunction with the separate financial statements and notes thereto of Earthgrains, included in the Company's most recent filing on Form 10-Q and Heiner's interim financial statements included in this report. The pro forma condensed combined balance sheet is not necessarily indicative of the future financial position of the combined companies or of the financial position at September 10, 1996 had the acquisition occurred on that date.



                                          Historical               Pro Forma Adjustments
                                   -------------------------   -----------------------------
                                                                           Note        Pro Forma
                                    Earthgrains    Heiner's     Amount    Reference    Combined
                                    -----------    --------     ------    ---------    ---------
ASSETS
Current assets:
   Cash and cash equivalents          $   41.9     $    8.2    $  (8.2)      (1)        $  41.9
   Investments                             --          11.9      (11.9)      (1)             --
   Accounts receivable, net              148.4          3.0         --                    151.4
   Inventories                            71.0           .5         --                     71.5
   Deferred income taxes and other        28.7           .9        0.5       (2)           30.1
                                      --------      --------   --------                --------
     Total current assets                290.0          24.5     (19.6)                   294.9
Other assets                              29.7                                             29.7
Goodwill, net                            128.1            --       12.6      (2)          140.7
Plant and equipment, net                 715.9          10.9       12.8      (2)          739.6
                                      --------      --------   --------                --------
     Total assets                     $1,163.7       $  35.4     $  5.8                $1,204.9
                                      ========      ========   ========                ========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accounts payable                    $ 117.7        $   .8         --                $  118.5
   Accrued salaries, wages & benefits     48.5            .5         --                    49.0
   Accrued taxes, other than
     income taxes                         13.9            --         --                    13.9
   Accrual for restructuring
     & consolidation                       8.1            --         --                     8.1
   Other current liabilities              26.4            .1        1.3      (2)           27.8
                                      --------      --------   --------                --------
     Total current liabilities           214.6           1.4        1.3                   217.3
                                      --------      --------   --------                --------

Postretirement benefits                  122.5            --         --                   122.5
Long-term debt                            96.1            --       38.5      (2)          134.6
Deferred income taxes                     87.7            --         --                    87.7
Other noncurrent liabilities              60.2           1.1       (1.1)     (1)           60.2
Commitments and contingencies               --            --         --                      --
Shareholders' equity                     582.6          32.9      (32.9)     (2)          582.6
                                      --------      --------   --------                --------
     Total liabilities and equity     $1,163.7       $  35.4    $   5.8                $1,204.9
                                      ========      ========   ========                ========
_______________________

</TABLE




           PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
                     THE EARTHGRAINS COMPANY
                             AND
                      HEINER'S BAKERY, INC.
            PRO FORMA CONDENSED COMBINED BALANCE SHEET
                       SEPTEMBER 10, 1996
                          (Unaudited)



Notes to Condensed Combined Balance Sheet:



(1) To eliminate certain assets and liabilities of Heiner's not acquired by the Company.

(2) To record the preliminary purchase price allocation and eliminate the stockholder's equity of Heiner's.



